UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2010

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-902-1001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 14, 2010, Insight Enterprises, Inc. (the "Company") will present at the Raymond James 2010 IT Supply Chain Conference and meet with investors at the conference. At this conference and meetings, Insight may discuss recent business developments and its preliminary analysis of previously announced partner program changes described below. The presentation materials that the Company will use during these presentations and meetings are available on the Company's website at insight.com under "Investor Relations." The information contained on the Company's website is not incorporated by reference herein.

As previously disclosed, the Company's largest software partner has informed resellers that it intends to change certain elements of its channel incentive programs effective in late 2011, and those changes could adversely affect the Company's results of operations, primarily beginning in 2012. We continue to evaluate the changes to the terms of our various programs with this partner and develop new marketing and selling strategies to mitigate any adverse effects and enable us to benefit from new incentives included in the program changes. While the program changes are not yet final, the Company currently expects the financial effect to be immaterial to the Company's financial performance in 2011 and expects a reduction of gross profit of approximately $10 to $15 million for the full year 2012.

Certain statements in this Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding channel incentive programs, our business strategy (and changes to the strategy in response to changes in channel incentive programs), and projections of the impacts of these matters on our financial performance and gross profit. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Some of the important factors that could cause the Company's actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to the enumerated items which are discussed in "Risk Factors" in Part I, Item 1A of the Company's Annual Report on Form 10-K for the year ended December 31, 2009.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the SEC. Any forward-looking statements in this Form 8-K should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and does not intend to update, any forward-looking statements.

The Company's presentation at the conference will be broadcast live over the Internet and may be accessed at: https://www.insight.com/pages/investor_relations.web?source=investorrelations.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

December 13, 2010	By:	Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer